Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and contingencies [Abstract]
Commitments and contingencies
17.	Commitments and contingencies

Capital commitments

As of December 31, 2025, the Group had capital expenditure commitments totaling approximately $0.36 million, which were primarily related to the remaining unpaid construction costs for the Group’s first-phase 9MW cryptocurrency mining data center in Georgia, United States.

Operating lease receivables

The Group, as lessor, leases certain mining machines to a customer under an operating lease arrangement. For the year ended December 31, 2025, the Group recognized rental income of approximately $0.7 million from its mining machine rental business.

As of December 31, 2025, future minimum lease payments to be received under non-cancellable operating lease arrangements were approximately $0.5 million, all of which are expected to be received within one year.

Contingencies

From time to time, the Group may be subject to legal proceedings, claims and other contingencies arising in the ordinary course of business. As of December 31, 2025 and through the date of issuance of these consolidated financial statements, the Group was not aware of any material pending or threatened legal proceedings, claims or other contingencies that would have a material adverse effect on the Group’s financial position, results of operations or cash flows.